Investment in Associates and Joint Ventures	12 Months Ended
Oct. 31, 2023
Investments accounted for using equity method [abstract]
Investment in Associates and Joint Ventures
NOTE 12:  INVESTMENT IN ASSOCIATES AND JOINT VENTURES
INVESTMENT IN THE CHARLES SCHWAB CORPORATION
The Bank has significant influence over The Charles Schwab Corporation (“Schwab”) and the ability to participate in the financial and operating policy-making decisions of Schwab through a combination of the Bank’s ownership, board representation and the insured deposit account agreement between the Bank and Schwab (the “Schwab IDA Agreement”). As such, the Bank accounts for its investment in Schwab using the equity method. The Bank’s share of Schwab’s earnings available to common shareholders is reported with a one-month
lag. The Bank takes into account changes in the
one-month
lag period that would significantly affect the results.
On August 1, 2022, in order to provide the capital required for the acquisition of Cowen Inc. (“Cowen”), the Bank sold 28.4 million non-voting
common shares of Schwab at a price of US$66.53 per share for proceeds of $2.5 billion (US$1.9 billion). The Bank recognized $997 million as other income (net of $368 million loss from AOCI reclassified to earnings), in the fourth quarter of fiscal 2022.
As at October 31, 2023, the Bank’s reported investment in Schwab was approximately 12.4% (October 31, 2022 – 12.1%), consisting of 9.8% of the outstanding voting common shares and the remainder in non-voting
common shares of Schwab with a fair value of $16 billion (US$12 billion) (October 31, 2022 – $24 billion (US$18 billion)) based on the closing price of US$52.04 (October 31, 2022 – US$79.67) on th
e New York Stock Exchange.
The Bank and Schwab are party to a stockholder agreement (the “Stockholder Agreement”) under which the Bank has the right to designate two members of Schwab’s Board of Directors and has representation on two Board Committees, subject to the Bank meeting certain conditions. The Bank’s designated directors currently are the Bank’s Group President and Chief Executive Officer and the Bank’s Chair of the Board. Under the Stockholder Agreement, the Bank is not permitted to own more than 9.9% voting common shares of Schwab, and the Bank is subject to customary standstill restrictions and, subject to certain exceptions, transfer restrictions.
The carrying value of the Bank’s investment in Schwab of $8.9 billion as at October 31, 2023 (October 31, 2022 – $8.1 billion) represents the Bank’s share of Schwab’s stockholders’ equity, adjusted for goodwill, other intangibles, and cumulative translation adjustment. The Bank’s share of net income from its investment in Schwab of $864 million during the year ended October 31, 2023 (October 31, 2022 – $991 million), reflects net income after adjustments for amortization of certain intangibles net of tax. The following tables represent the gross amount of Schwab’s total assets, liabilities, net revenues, net income available to common stockholders, other comprehensive income (loss), and comprehensive income (loss).

Summarized Financial Information
(millions of Canadian dollars)		As at
	September 30 2023	September 30 2022
Total assets	$644,139	$797,759

Total liabilities	592,923	746,596

(millions of Canadian dollars)	For the years ended September 30
	2023	2022
Total net revenues	$26,811	$25,533
Total net Income available to common stockholders	7,483	8,014
Total other comprehensive income (loss)	3,247	(31,223)

Total comprehensive income (loss)	10,730	(23,209)
Insured Deposit Account (“IDA”) Agreement
On November 25, 2019, the Bank and Schwab signed an insured deposit account agreement (the “2019 Schwab IDA Agreement”), with an initial expiration date of July 1, 2031.
Under
 the 2019 Schwab IDA Agreement,
starting
July 1, 2021, Schwab had the option to reduce the deposits by up to US$10 billion per year (subject to certain limitations and adjustments), with a floor of US$50 billion. In addition, Schwab requested some further operational flexibility to allow for the sweep deposit balances to fluctuate over time, under certain conditions and subject to certain limitations.
On May 4, 2023, the Bank and Schwab entered into an amended insured deposit account agreement (the “2023 Schwab IDA Agreement”), which replaced the 2019 Schwab IDA Agreement.

Pursuant to
the 2023 Schwab IDA Agreement,
the Bank continues to make sweep deposit accounts available to clients of Schwab.
Schwab designates a portion of the deposits with the Bank as fixed-rate obligation amounts (FROA). Remaining deposits over the minimum level of FROA are designated as floating-rate obligations.
In comparison to the 2019 Schwab IDA Agreement, the 2023 Schwab IDA Agreement extends the initial expiration date by three years to July 1, 2034 and provides for lower deposit balances in its first six years, followed by higher balances in the later years. Specifically, until September 2025, the aggregate FROA will serve as the floor. Thereafter, the floor will be set at US$60 billion. In addition, Schwab has the option to buy down up to $6.8 billion (US$5 billion) of FROA by paying the Bank certain fees in accordance with the 2023 Schwab IDA Agreement, subject to certain limits.
During
the year ended October 31, 2023, Schwab exercised its option to buy down $6.1 billion (US$4.5 billion) of
FROA
and paid $305 million (US$227 million) in termination fees to the Bank in accordance with the 2023 Schwab IDA Agreement
. The fees
are intended to compensate
the Bank for losses incurred this year from discontinuing certain hedging relationships, as well as for
lost revenues. The net impact is recorded in net interest income.
INVESTMENT IN OTHER ASSOCIATES OR JOINT VENTURES
Except for Schwab as disclosed above, the Bank did not have investments in associates or joint ventures which were individually material as of October 31, 2023, or October 31, 2022. The carrying amount of the Bank’s investment in other associates and joint ventures as at October 31, 2023 was $4.2 billion (October 31, 2022 – $3.8 billion).
Other associates and joint ventures consisted predominantly of investments in private funds or partnerships that make equity investments, provide debt financing or support community-based tax-advantaged
investments. The investments in these entities generate a return primarily through the realization of U.S. federal and state income tax credits, including Low Income Housing Tax Credits, New Markets Tax Credits, and Historic Tax Credits.